PRE-SUBSTITUTION SUPPLEMENT DATED FEBRUARY 15, 2002

TO

PROSPECTUS DATED MAY 1, 2001

FOR

FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

On December 27, 2001, Sun Life Assurance Company of Canada (U.S.)("the Company" or "Sun Life of Canada (U.S.)") filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of certain investment portfolios of Alger American Fund ("Alger") and OCC Accumulation Trust ("OCC Trust") currently held by Sun Life of Canada (U.S.) Variable Account I for shares of certain investment portfolios of Sun Capital Advisers Trust ("Sun Capital"). On February 5, 2002, seven insurance companies, including Sun Life of Canada (U.S.), filed an application with the SEC seeking an order approving, among other requests, the substitution of shares of certain investment portfolios of Goldman Sachs Variable Insurance Trust ("Goldman Sachs") currently held by Variable Account I for shares of certain portfolios of AIM Variable Insurance Funds ("AIM"). To the extent required by law, approvals of such substitutions will also be obtained from the state insurance regulators in certain jurisdictions. If such approvals are granted, the Alger American Growth Portfolio, Alger American Income & Growth Portfolio, Alger American Small Capitalization Portfolio, OCC Equity Portfolio, OCC Managed Portfolio, OCC Mid Cap Portfolio, OCC Small Cap Portfolio and Goldman Sachs VIT CORESM Large Cap Growth Fund will no longer be available investment options under your policy. The Company anticipates that, if such approvals are granted, the proposed substitutions will occur on or about May 1, 2002.

The effect of the substitutions would be to replace each of the portfolios of Alger, OCC Trust and Goldman Sachs shown in Column I with the corresponding portfolios of Sun Capital and AIM shown in Column II:
Column I (Replaced Funds)	Column II (Substitute Funds)
Alger American Growth Portfolio	SC Alger Growth Fund**
Alger American Income & Growth Portfolio	SC Alger Income & Growth Fund**
Alger American Small Capitalization Portfolio	SC Alger Small Capitalization Fund**
OCC Equity Portfolio*	SC Value Equity Fund
OCC Managed Portfolio*	SC Value Managed Fund
OCC Mid Cap Portfolio*	SC Value Mid Cap Fund
OCC Small Cap Portfolio*	SC Value Small Cap Fund
Goldman Sachs VIT CORESM Large Cap Growth Fund	AIM V.I. Growth Fund

*Not offered as investment options to policies issued on or after July 17, 2000.

**A registration statement relating to these securities has been declared effective by the SEC on February 13, 2002. It is anticipated these securities will be sold and offers to buy accepted on or around May 1, 2002.

The Alger and OCC Replaced Funds have similar investment objectives to their respective Substitute Funds. The Goldman Sachs Replaced Fund does not have the same investment objective as its Substitute Fund. The investment objective of the AIM V.I. Growth Fund is long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. economy.

Policy owners and prospective purchasers should carefully read the AIM V.I. Growth Fund prospectus and the Sun Capital prospectus (and, when received, the amended Sun Capital prospectus which will include the SC Alger Funds).

The advisers to each of the Sun Capital Funds will also serve as subadvisers to the corresponding Substitute Funds. Sun Capital and its adviser, Sun Capital Advisers, Inc. ("SC Advisers") have received an exemptive order from the SEC permitting SC Advisers, subject to the approval of Sun Capital's board of trustees, to select subadvisers to serve as portfolio managers of the funds or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. SC Advisers has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser.

With respect to the Replaced Funds, the Company will not exercise any rights reserved under your policy to impose restrictions or fees on transfers from the Replaced Funds or Substitute Funds until at least thirty (30) days after the proposed substitutions occur.

A transfer made from a Goldman Sachs Fund from the date of this supplement to the date of substitution will not be considered as a transfer for the purpose of calculating the total number of transfers permitted in any one policy year without incurring a transfer charge.

If the proposed substitutions are carried out, each policy owner affected by the substitutions will be sent a written notice informing them that the substitutions were carried out.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.